UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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 Preliminary Information Statement

¨ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2)

¨ Definitive Information Statement

SILVERTON ADVENTURES, INC.

 (Name of Registrant as Specified In Its Charter)

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INFORMATION STATEMENT OF SILVERTON ADVENTURES, INC

6643 Schuster Street,

Las Vegas, Nevada 89118

Telephone (702) 876-1539 – Facsimile (702) 876-9137

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDERS MEETING

Date of Mailing: July_______, 2014

To the Stockholders Silverton Adventures, Inc.:

 The attached Information Statement is furnished by the Board of Directors (the “Board”) of Silverton Adventures, Inc. (the “Company,” “SVAD”, “we” or “us”). The Company, a Nevada corporation, is a public company registered with the Securities and Exchange Commission.

On ________________, 2014, stockholders holding more than 51% of the voting power of the Common Stock of the Company (the “Consenting Stockholder”) consented in writing to amend the Company’s Articles of Incorporation (the “2014 Amendment”). This consent was sufficient to approve the 2014 Amendment under Nevada law. The attached Information Statement describes the 2014 Amendment that the stockholders of the Company have approved, which will do the following: (1) increase the authorized common stock to Nine Billion (9,000,000,000) with a par value of $0.00001.

This Information Statement is prepared and delivered to meet the requirements of Section 78.390 of the Nevada Revised Statutes. This Information Statement is being mailed on or about June 26, 2014 to holders of record of Common Stock as of the close of business on June 26, 2014 (the “Record Date”). The Company had 2,479,999,994 shares of common stock outstanding as of the Record Date.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

 The control share acquisition and dissenter’s rights provisions of Chapter 78 of the Nevada Revised Statues are not applicable to the matters disclosed in this Information Statement. Accordingly, there are no stockholder dissenters’ or appraisal rights in connection with any of the matters discussed in this Information Statement.

Please read this Notice and Information Statement carefully and in its entirety. It describes the terms of the actions taken by the stockholders.

Although you will not have an opportunity to vote on the approval of the Certificate of Amendment, this Information Statement contains important information about the Certificate of Amendment.

By Order of the Board of Directors

  /s/ Ron Miller

Ron Miller

                                                    Sole Director, President and Chief Executive Officer

Important Notice Regarding the Availability of Information Statement Materials in connection with this Notice of Stockholder Action by Written Consent:

The Information Statement is available at:  www.SilvertonAdventures.com.

INFORMATION STATEMENT OF SILVERTON ADVENTURES, INC

6643 Schuster Street,

Las Vegas, Nevada 89118

Telephone (702) 876-1539 – Facsimile (702) 876-9137

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Silverton Adventures, Inc., a Nevada corporation (the “Company,” “we” or “us”), to advise them of the corporate actions that have been authorized by written consent of the holder of more than 51% of the voting power (the “Consenting Stockholder”) of the Company’s outstanding capital stock as of the record date of June 26, 2014 (the “Record Date”). These actions are being taken without notice, meetings or votes in accordance with the General Corporation Law of the Nevada Revised Statutes (“NRS”), Sections 78.315 and 78.320. This Information Statement is being mailed to the stockholders of the Company, as of July _____, 2014.

The Board of Directors has approved, and recommended to the stockholders for approval, an amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”) mentioned above and detailed further.  The full text of the Certificate of Amendment is attached to this Information Statement as Appendix A.

On _____________, 2014, the Consenting Stockholder consented in writing to the Certificate of Amendment. This consent was sufficient to approve the Certificate of Amendment under Nevada law.

No Vote Required

We are not soliciting consents to approve the Certificate of Amendment. Nevada law permits the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

No Appraisal Rights

Under Nevada law, stockholders have no appraisal or dissenters’ rights in connection with the Certificate of Amendment.

Interests of Certain Parties in the Matters to be Acted Upon

Mr. Ron Miller, the sole director and executive officer of the Company is also the Consenting Stockholder.  Other than with respect to the Consenting Stockholder, none of the executive officers of the Company has any substantial interest resulting from the Certificate of Amendment that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

Householding of Stockholder Materials

In some instances we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address.  If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder.  Requests by phone should be directed to our Chief Executive Officer at (702) 876-1539, and requests in writing should be sent to Silverton Adventures, Inc., Attention Chief Executive Officer, at 6643 Schuster Street, Las Vegas, Nevada 89118.  Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED

BY CONSENTING STOCKHOLDERS

AMENDMENTS TO THE ARTICLES OF INCORPORATION

Amendment to the Articles of Incorporation to increase the Authorized Capital to 9,000,000,000 billion common shares with a par value of $0.00001

SVAD’s Board of Directors has unanimously adopted a resolution seeking stockholder approval to authorize the board to increase the authorized common stock of the Company to Nine Billion (9,000,000,000) with a par value of $0.00001 per share.

Principal Effects of the increase in Common Stock

General

The increase in the number of common shares to be issued by the Company will affect all holders of our Common Stock in that if the Company continues its efforts to improve its business model, the Company will have to issue more common shares which in turn will have a dilutive effect on the common shares being held by the Shareholders of record.

The Company through its Board of Directors may at any time, without shareholder approval, issue additional common shares and this will have a dilutive effect on the current shareholders holdings of common stock.  The Company may in addition, through its Board of Directors, issue additional common shares as an anti-takeover measure to prevent another entity from buying up the Company’s common stock in a hostile takeover and this in turn would have a dilutive effect on the current shareholders holdings of common stock.

Accounting Matters

The increase in the authorized common stock will affect the total shareholders' equity on the Company balance sheet when the Company begins issuing more Common Stock. As a result of the increase in the authorized, the stated capital component attributable to our Common Stock will be reduced, and the additional paid-in capital component will be increased by the amount by which the shareholder's equity is reduced. The per share net loss and net book value per share of our Common Stock will be decreased as a result of the increase in the Authorized Common Stock because there will be more shares of our Common Stock outstanding.

Increase in the Authorized Common Stock

This authorization grants the Company the power to issue up to Nine Billion (9,000,000,000) Common Shares.

There are currently no plans, arrangements, commitments or understandings for the issuance of any shares of common stock which are proposed to be authorized.

Amendment to the Articles of Incorporation to Authorize the following:

Increase in the Authorized Common Stock

SVAD’s Board of Directors and stockholders holding approximately 62.5% of the Common Stock of the Company, by written consent dated ________________, 2014 (the “Joint Consent”); jointly authorized an increase the number of authorized the following changes to the Company’s Articles of Incorporation immediately following the Change In Control as follows:

A - Amendment to the Articles of Incorporation to Increase the Authorized Common Shares Stock

The Company proposes to Amend the Articles of Incorporation to increase the Authorized Common Stock to Nine Billion (9,000,000,000) shares with a par value per share of $0.00001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, together with the accompanying footnotes, sets forth information regarding the beneficial ownership of the Common Stock of the Company as of June 26, 2014, for (i) each person known by the Company to own beneficially more than 5% of the Company’s Common Stock, (ii) each of the Company’s executive officers, (iii) each of the Company’s directors and (iv) all directors and executive officers as a group. Applicable percentage ownership in the following table is based on 2,479,999,994 shares of Common Stock outstanding as of June 26, 2014.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. In addition, shares of Common Stock issuable upon exercise of options, warrants and other convertible securities beneficially owned that are exercisable within sixty days of June 26, 2014, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

Beneficial Owners of More than 5%:
Name	Address	Shares Beneficially Owned	Percentage of Class
None	None	None	None
Directors and Named Executive Officers:
Ron Miller	6643 Schuster Street, Las Vegas, Nevada 89118	1,551,033,000	62.5%

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as “expects,” “anticipates,” “plans,” “believes,” “projects,” and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

• Annual Report on Form 10-K for the year ended June 30, 2013;

• Quarterly Report on Form 10-Q for the period ended March 31, 2014;

• Quarterly Report on Form 10-Q for the period ended December 31, 2013;

• Quarterly Report on Form 10-Q for the period ended September 30, 2014; and

• Current Reports on Form 8-K or Form 8-K/A filed on November 19, 2012, April 18, 2013, September 17, 2013, October 18, 2013, January 9, 2014, April 14, 2014, and June 9, 2014.

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov.  We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors

  /s/ Ron Miller

Ron Miller

Sole Director, President and Chief Executive Officer

Las Vegas, Nevada

July_______, 2014

APPENDIX A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION OF

SILVERTON ADVENTURES, INC.

EXHIBIT “A”

AMENDMENT

to the

ARTICLES OF INCORPORATION

Of

SILVERTON AVENTURES, INC.

Pursuant to the Laws of the State of Nevada, and the Article of Incorporation, of Silverton

Adventures, Inc., does herby amends its Articles of Incorporation to read as follows:

ARTICLE I.

                          The name of this corporation is:

Silverton Adventures, Inc.

ARTICLE II.

The total number of shares this corporation is authorized to issue is 9,000,000,000 (nine billion).

ARTICLE III.

The register is Jennifer Hammons, of this corporation, and the corporation’s registered office is:

                                                  5070 Arville Street, #7

                                                  Las Vegas, Nevada 89118

ARTICLE IV.

The liability of any director to this corporation or its shareholders for money damages for any

Action taken, or any failure to take any action, as a director, is eliminated, except liability for:

                                          (A)  The amount of financial benefit received by a director to which he is not entitled;

                                          (B)  An intentional infliction of harm on the corporation or shareholders;

                                          (C)  A violation of the State Law of Nevada; or

                                          (D)  An international violation of criminal law; and

ARTICLE V.

Indemnification of any director for liability (as defined in the State Law of Nevada) to any person for any action taken, of failure to take any action, as a director, is obligatory, except liability for:

EXHIBIT “A”

                                           (A)   Receipt of a financial benefit to which he is not entitled;

                                           (B)   An intentional infliction of harm on the corporation or its shareholders;

                                           (C)   A violation of the State Law of Nevada; or

                                           (D)   An international violation of criminal law.

ARTICLE VI.

Pursuant to the State Law of Nevada, the Board of Directors has the complete authority to make,

Amend, alter or repeal the Bylaws of the corporation.

Executed this __ day of July, 2014, by the Chairman and the Chief Executive Officer of the

Board of Directors of this corporation, Silverton Adventures, Inc.

                      _/s/ Ron Miller__________________________________

                      Ron Miller, Chief Executive Officer